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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  -----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of The
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           June 22, 2000
                                                 -------------------------------

                                 GETTHERE INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                  000-28105                     94-3353973
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(State or other jurisdiction    (Commission File              (I.R.S. Employer
     of incorporation)               Number)                 Identification No.)


4045 Campbell Avenue, Menlo Park, California                           94025
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  (Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code        (650) 752-1500
                                                   -----------------------------

                              GETTHERE.COM, INC.
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         (Former name or former address if changed since last report)
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Item 5.  Other Events

     On June 22, 2000, GetThere.com, Inc., currently GetThere Inc., (the "Company") issued a press release announcing its acquisition of Automated Travel Systems, Inc. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statement and Exhibits

         (c)  Exhibits.

              Exhibit
              Number  Description
              ------  -----------

               99.1 Press Release of GetThere.com, Inc., currently GetThere Inc., issued on June 22, 2000.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GETTHERE INC.



                                   By:  /s/ Kenneth R. Pelowski
                                        -----------------------
                                        Kenneth R. Pelowski
                                        Chief Operating Officer and
                                        Chief Financial Officer

Dated: July 6, 2000

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                                 EXHIBIT INDEX


     Exhibit Number Exhibit
     -------------- -------

        99.1 Press Release of GetThere.com, Inc., currently GetThere Inc., issued on June 22, 2000


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